UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

PERMAL

ALTERNATIVE SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to provide investors with long term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Permal Alternative Select Fund for the period since the Fund’s inception on February 7, 2014 through October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	Permal Alternative Select Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the period from February 7, 2014 through October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during every month of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 53.2 in February 2014, the PMI generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Permal Alternative Select Fund	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%. However, on November 21, 2014, it cut the rate to 5.6%, the first reduction since July 2012.

IV	Permal Alternative Select Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Permal Alternative Select Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investors with long-term capital appreciation. This multi-manager, multi-strategy fund seeks to achieve long-term capital appreciation while generating attractive risk-adjusted returns. The Fund will attempt to produce positive returns over a full market cycle, allocating assets to strategies that historically have had a low correlation to each other and may include Equity Hedge, Event Driven, Global Macro and Relative Value strategies. The Fund will also attempt to limit declines during equity market corrections with lower overall Fund volatility.

In seeking to meet its investment goal, the Fund implements a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, Permal Asset Management LLC (“Permal”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple unaffiliated and affiliated investment subadvisers and trading advisors. Permal may also manage Fund assets directly to seek return, or to implement various market hedges.

Allocations to each of the investment strategies are expected to range from 0% to 50% of the Fund’s net assets. Multiple subadvisers may be utilized to gain access to different investment approaches within each category and Permal may manage Fund assets directly within each category. Ongoing decisions by Permal to allocate Fund assets among strategies will be based on a continuous evaluation of market conditions. Due to its assessment of prevailing market conditions, the manager may emphasize certain strategies and investment themes that the manager believes are more likely to produce positive returns.

The manager and the subadvisers implement the various alternative investment strategies by investing in a wide variety of securities of companies of any market capitalization and other financial instruments available in both U.S. and non-U.S. markets, including emerging markets. The financial instruments in which the manager and the subadvisers may invest include, but are not limited to: common stock; preferred stock; rights and warrants to purchase common stock and depositary receipts; convertible debt; loans (including collateralized loan obligations (“CLOs”)); mortgage-backed securities, including collateralized mortgage obligations (“CMOs”); loan participations; trade claims; convertible securities; debt securities of governments (including the U.S. government) as well as their agencies and/or instrumentalities; debt securities of corporations throughout the world (including U.S. corporations); debt securities of any credit quality and maturity, including debt securities below investment grade; collateralized debt obligations (“CDOs”); collateralized bond obligations (“CBOs”); exchange traded notes (“ETNs”); investment companies, including exchange-traded funds (“ETFs”); partnership interests, including master limited partnerships (“MLPs”); royalty trusts; mortgage-backed and asset-backed securities; other pooled investment vehicles, including real estate investment trusts (“REITs”)i; foreign currencies; and repurchase agreements. The Fund may invest in private placements. The Fund may also invest in various types of derivatives, including swaps, such as credit default swaps, total return swaps, interest rate swaps, swaps on credit indices and variance

Permal Alternative Select Fund 2014 Annual Report	1

Fund overview (cont’d)

swaps, futures, options, forward contracts on currencies and commodities and indexed and inverse securities. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

The Fund may obtain synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives or commodity interests representing a particular index sponsored by a third-party investment manager identified by the manager.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund commenced operations on February 7, 2014. During the Fund’s reporting period, from February 7, 2014, through October 31, 2014, the S&P 500 Indexii was up +13.94% on a total return basis. The calendar year started on a weak note, with the S&P 500 Index down -3.56% in January. An abnormally cold winter in the United States wreaked havoc with economic data, and fears over weakness in emerging markets caused the market to start the year in negative territory. The S&P 500 Index bottomed in early February, making its low for the year on February 3, 2014. Equity markets, as measured by the S&P 500 Index, seemed to climb the proverbial “wall of worry” during the first six months of the year. However, some key trends stood out during that time period: 1) developed markets outperformed emerging markets; 2) there was a sharp rotation out of growth stocks into value stocks during the March-April time period; 3) small caps underperformed large caps; and 4) the U.S. dollar began to outperform other global currencies on the relative strength of the U.S. economy. Outside of the U.S., a number of geo-political concerns as well as market or economic concerns were prevalent during the course of the Fund’s reporting period. Russian troops entered the Crimean Peninsula during the first quarter ultimately annexing that territory and expanding the crisis to Ukraine’s eastern border regions over the course of the summer. The militant group Islamic State in Iraq and Syria (“ISIS”) increased its activity in Iraq leading to armed militants seizing territory in Iraq. On the economic front, weak data in China sparked fears of a hard landing while emerging market economies battled persistently high inflation and subdued economic activity. As the year wore on, it became clear that the first quarter was an anomaly in the U.S. as economic data improved. Different measures of manufacturing data, employment data and consumer confidence all turned up supporting the continued rally in U.S. equities over the summer months.

Outside of U.S. equities, most equity markets were positive. The MSCI World Indexiii was up 8.19% and the MSCI Emerging Markets Indexiv was up 10.96%. In the fixed income and credit markets, the Barclays U.S. Aggregate Indexv was up +3.45% and the JPMorgan Emerging Market Bond Index Plusvi (EMBI+) was up 8.74% while the BofA Merrill Lynch US High Yield Indexvii was up 3.76% on tighter credit spreads. Commodity markets continued to decline; the Bloomberg

2	Permal Alternative Select Fund 2014 Annual Report

Commodity Indexviii was down -8.36% during the reporting period.

Q. How did we respond to these changing market conditions?

A. The Fund commenced operations on February 7, 2014, with four different subadvisers across three different strategies. As of February 28, 2014, the Fund was overweight Global Macro and Event Driven, underweight Relative Value and roughly market weight Equity Hedge relative to the HFRX Global Hedge Fund Indexix weights. Global Macro was 44.3% of Fund net assets, Equity Hedge was 26.8% and Event Driven was 26.6%.

Both the relative and absolute weights remained fairly constant during the first quarter and into the second quarter. While the Fund was hurt by the growth to value rotation in March and underperformed the HFRX Global Hedge Fund Index, the April-May-June stretch was strong as the Fund outperformed the HFRX Global Hedge Fund Index in all three months. In June, an equity hedge subadviser was added to capitalize on a positive environment for stock selection as correlations both across sectors and within sectors was low and dispersion was high. The total number of subadvisers available to the Fund as of June stood at five. As a result, the Fund shifted to a slight overweight to Equity Hedge in addition to remaining overweight Global Macro and Event Driven. The large underweight to Relative Value remained.

Overall positioning remained fairly constant during the third quarter. At the close of the reporting period on October 31, 2014, the Fund’s allocation to Global Macro stood at 40.7%, Equity Hedge was 30.5% and Event Driven was 27.2%. There was no allocation to Relative Value.

Performance review

For the period since inception on February 7, 2014 through October 31, 2014, Class A shares of Permal Alternative Select Fund, excluding sales charges, returned 0.40%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Index returned 0.01% for the same period, while the Citigroup 3-Month U.S. Treasury Bill Indexx returned 0.03% for the period from January 31, 2014 through October 31, 2014. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 1.98% for the eight-month period ended October 31, 2014.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	Since Fund Inception
Permal Alternative Select Fund*:
Class A	1.01%	0.40%
Class C	0.71%	-0.10%
Class FI	1.01%	0.40%
Class I	1.31%	0.70%
Class IS	1.31%	0.70%
HFRX Global Hedge Fund Index	-0.53%	0.01%
Citigroup 3-Month U.S. Treasury Bill Index	0.02%	0.03%**
Lipper Alternative Multi-Strategy Funds Category Average[1]	1.17%	1.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the eight-month period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 144 funds for the six-month period and among the 128 funds for the eight-month period in the Fund’s Lipper category, and excluding sales charges.

Permal Alternative Select Fund 2014 Annual Report	3

Fund overview (cont’d)

and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ in some cases substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is February 7, 2014.

** For the period January 31, 2014 to October 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 7, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 4.09%, 4.84%, 4.09%, 3.84% and 3.69%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short, to average net assets, is not expected to exceed 2.70% for Class A shares, 3.45% for Class C shares, 2.70% for Class FI shares, 2.45% for Class I shares and 2.30% for Class IS shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. All strategy allocations were positive contributors to performance during the reporting period. The Equity Hedge allocation generated the most positive contribution followed by Event Driven and Global Macro. Relative to the HFRX Global Hedge Fund Index, the Fund’s asset

4	Permal Alternative Select Fund 2014 Annual Report

allocation decisions were positive contributors to excess performance during the reporting period. Specifically, the decision to overweight Macro and Event Driven were both positive contributors. From a manager selection perspective, the aggregate effect also added to excess returns above the HFRX Global Hedge Fund Index.

Q. What were the leading detractors from performance?

A. While all strategy allocations were positive contributors during the reporting period, two subadvisers did detract from performance. An equity hedge manager had negative performance due to long positions in several Energy companies and a packaging company. A discretionary global macro manager was also marginally negative during the reporting period.

Thank you for your investment in Permal Alternative Select Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Kaplan

Co-Portfolio Manager

Permal Asset Management LLC

Christopher Zuehlsdorff, CFA

Co-Portfolio Manager

Permal Asset Management LLC

November 18, 2014

RISKS: The Fund utilizes alternative hedge strategies which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. These investments are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. The Fund, and the subadvised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Fund or subadvised funds will be successful. Equity securities are subject to price fluctuation and loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the

Permal Alternative Select Fund 2014 Annual Report	5

Fund overview (cont’d)

prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iv	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii	The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

viii

The Bloomberg Commodity Index is designed to be a highly liquid and diversified benchmark for commodities investments. The index is made up of 22 exchange-traded futures on physical commodities and currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

ix

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[x]	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

6	Permal Alternative Select Fund 2014 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Fund’s securities sold short as of October 31, 2014 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

Permal Alternative Select Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.01%	$1,000.00	$1,010.10	2.76%	$13.98	Class A	5.00%	$1,000.00	$1,011.29	2.76%	$13.99
Class C	0.71	1,000.00	1,007.10	3.56	18.01	Class C	5.00	1,000.00	1,007.26	3.56	18.01
Class FI	1.01	1,000.00	1,010.10	2.81	14.24	Class FI	5.00	1,000.00	1,011.04	2.81	14.24
Class I	1.31	1,000.00	1,013.10	2.44	12.38	Class I	5.00	1,000.00	1,012.91	2.44	12.38
Class IS	1.31	1,000.00	1,013.10	2.44	12.38	Class IS	5.00	1,000.00	1,012.91	2.44	12.38

8	Permal Alternative Select Fund 2014 Annual Report

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Permal Alternative Select Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Inception* through 10/31/14	0.40%	-0.10%	0.40%	0.70%	0.70%

With sales charges[2]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Inception* through 10/31/14	-5.37%	-1.10%	0.40%	0.70%	0.70%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/7/14 through 10/31/14)	0.40%
Class C (Inception date of 2/7/14 through 10/31/14)	-0.10
Class FI (Inception date of 2/7/14 through 10/31/14)	0.40
Class I (Inception date of 2/7/14 through 10/31/14)	0.70
Class IS (Inception date of 2/7/14 through 10/31/14)	0.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is February 7, 2014.

10	Permal Alternative Select Fund 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Permal Alternative Select Fund vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — February 7, 2014 - October 2014

Value of $1,000,000 invested in

Class I and IS Shares of Permal Alternative Select Fund vs. HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index† — February 7, 2014 - October 2014

Permal Alternative Select Fund 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Permal Alternative Select Fund at inception on February 7, 2014, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the HFRX Global Hedge Fund Index and Citigroup 3-Month U.S. Treasury Bill Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Citigroup 3-Month U.S. Treasury Bill Index is as of month end January 31, 2014.

12	Permal Alternative Select Fund 2014 Annual Report

Consolidated schedule of investments

October 31, 2014

Permal Alternative Select Fund

Security	Shares	Value
Common Stocks — 29.9%
Consumer Discretionary — 10.5%
Auto Components — 1.0%
American Axle & Manufacturing Holdings Inc.	3,377	$65,277	*
Faurecia	848	27,531	(a)
Goodyear Tire & Rubber Co.	3,062	74,192
Koito Manufacturing Co., Ltd.	2,300	71,172	(a)
Total Auto Components		238,172
Automobiles — 0.3%
Motors Liquidation Co. GUC Trust	2,613	60,360	*
Diversified Consumer Services — 1.1%
Service Corporation International	4,381	95,813
Sotheby’s Holdings Inc.	4,499	178,430
Total Diversified Consumer Services		274,243
Hotels, Restaurants & Leisure — 0.7%
Boyd Gaming Corp.	1,118	12,913	*
Bwin.Party Digital Entertainment PLC	3,964	5,690	(a)
Caesars Acquisition Co., Class A Shares	318	3,320	*
Caesars Entertainment Corp.	1,061	12,933	*
ClubCorp Holdings Inc.	629	11,989
Intrawest Resorts Holdings Inc.	182	1,936	*
MGM Resorts International	4,500	104,625	*
OPAP SA	1,273	15,460	(a)
Pinnacle Entertainment Inc.	401	10,278	*
Total Hotels, Restaurants & Leisure		179,144
Household Durables — 0.6%
Harman International Industries Inc.	1,389	149,095	(b)
Internet & Catalog Retail — 1.5%
Netflix Inc.	900	353,493	*(c)
Media — 0.5%
Clear Channel Outdoor Holdings Inc., Class A Shares	7,704	55,931
Discovery Communications Inc., Class A Shares	148	5,232	*
Discovery Communications Inc., Class C Shares	147	5,143	*
DISH Network Corp., Class A Shares	380	24,187	*
Scripps Networks Interactive, Class A Shares	145	11,200
Starz	350	10,815	*
Total Media		112,508
Specialty Retail — 2.2%
Container Store Group Inc.	10,200	188,088	*(c)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	13

Consolidated schedule of investments (cont’d)

October 31, 2014

Permal Alternative Select Fund

Security	Shares	Value
Specialty Retail — continued
L Brands Inc.	1,200	$86,544
PetSmart Inc.	633	45,798
Urban Outfitters Inc.	6,900	209,484	*(c)
Total Specialty Retail		529,914
Textiles, Apparel & Luxury Goods — 2.6%
Compagnie Financiere Richemont SA	1,800	151,662	(a)
Lululemon Athletica Inc.	2,500	104,125	*
Michael Kors Holdings Ltd.	3,300	259,347	*
Ralph Lauren Corp.	350	57,694
Swatch Group AG, ADR	2,300	54,556
Total Textiles, Apparel & Luxury Goods		627,384
Total Consumer Discretionary		2,524,313
Consumer Staples — 0.4%
Food & Staples Retailing — 0.3%
Rite Aid Corp.	10,200	53,550	*
Safeway Inc.	339	11,818
Total Food & Staples Retailing		65,368
Tobacco — 0.1%
Lorillard Inc.	435	26,752
Total Consumer Staples		92,120
Energy — 4.5%
Energy Equipment & Services — 2.2%
Baker Hughes Inc.	2,436	129,010	(b)
Cameron International Corp.	1,970	117,313	*(b)
Oil States International Inc.	1,617	96,600	*(b)
Schlumberger Ltd.	1,550	152,923	(c)
Technip SA	495	35,904	(a)
Total Energy Equipment & Services		531,750
Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp.	37	3,396
Antero Resources Corp.	900	47,196	*
Concho Resources Inc.	750	81,772	*
DHT Holdings Inc.	172	1,145
Golar LNG Ltd.	2,700	151,497
Laredo Petroleum Inc.	3,100	58,776	*
Newfield Exploration Co.	1,500	48,915	*
PBF Energy Inc., Class A Shares	594	15,486
Rice Energy Inc.	1,300	34,359	*

See Notes to Consolidated Financial Statements.

14	Permal Alternative Select Fund 2014 Annual Report

Permal Alternative Select Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Tanker Investments Ltd.	269	$2,711	*(a)
Tesoro Corp.	171	12,211
Valero Energy Corp.	1,506	75,436
Western Refining Inc.	427	19,467
Total Oil, Gas & Consumable Fuels		552,367
Total Energy		1,084,117
Financials — 0.5%
Banks — 0.1%
Alpha Bank AE	16,915	11,036	*(a)
Consumer Finance — 0.0%
Santander Consumer USA Holdings Inc.	467	8,640
Diversified Financial Services — 0.4%
WL Ross Holding Corp.	10,000	101,500	*(d)
Insurance — 0.0%
Ambac Financial Group Inc.	81	1,853	*
Total Financials		123,029
Health Care — 4.3%
Biotechnology — 0.4%
Receptos Inc.	1,000	103,650	*
Health Care Equipment & Supplies — 1.0%
Globus Medical Inc., Class A Shares	2,500	55,425	*
Medtronic Inc.	138	9,406
Spectranetics Corp.	3,900	123,903	*
Wright Medical Group Inc.	1,500	44,940	*
Total Health Care Equipment & Supplies		233,674
Health Care Providers & Services — 1.5%
Brookdale Senior Living Inc.	4,955	167,033	*
HCA Holdings Inc.	87	6,094	*
McKesson Corp.	900	183,069	(c)
Total Health Care Providers & Services		356,196
Pharmaceuticals — 1.4%
Actavis PLC	900	218,466	*(c)
Mylan Inc.	359	19,225	*
Perrigo Co. PLC	700	113,015
Total Pharmaceuticals		350,706
Total Health Care		1,044,226

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	15

Consolidated schedule of investments (cont’d)

October 31, 2014

Permal Alternative Select Fund

Security	Shares	Value
Industrials — 3.2%
Aerospace & Defense — 1.0%
Airbus Group NV	281	$16,822	(a)
Rolls-Royce Holdings PLC	1,423	19,226	(a)
Safran SA	603	38,282	(a)
Triumph Group Inc.	2,348	163,491	(b)
Total Aerospace & Defense		237,821
Airlines — 0.0%
Singapore Airlines Ltd.	855	6,593	(a)
Building Products — 0.1%
Nortek Inc.	396	32,979	*
Commercial Services & Supplies — 0.2%
R.R. Donnelley & Sons Co.	2,923	51,006
Electrical Equipment — 0.5%
General Cable Corp.	4,880	69,149
Osram Licht AG	591	20,740	*(a)
SolarCity Corp.	315	18,642	*
Total Electrical Equipment		108,531
Machinery — 0.8%
Harsco Corp.	2,753	59,685
Kurita Water Industries Ltd.	1,700	36,672	(a)
Sulzer AG	315	35,868	(a)
Terex Corp.	2,496	71,810
Total Machinery		204,035
Marine — 0.1%
Diana Shipping Inc.	2,809	23,736	*
Road & Rail — 0.1%
Avis Budget Group Inc.	500	27,875	*
Trading Companies & Distributors — 0.4%
Air Lease Corp.	2,300	84,157
Total Industrials		776,733
Information Technology — 4.7%
Electronic Equipment, Instruments & Components — 0.0%
CDW Corp.	128	3,948
Internet Software & Services — 1.3%
Cornerstone OnDemand Inc.	2,000	72,540	*
eBay Inc.	500	26,250	*
LinkedIn Corp., Class A Shares	950	217,512	*
Total Internet Software & Services		316,302

See Notes to Consolidated Financial Statements.

16	Permal Alternative Select Fund 2014 Annual Report

Permal Alternative Select Fund

Security	Shares	Value
IT Services — 0.8%
AtoS	465	$32,158	(a)
ITOCHU Techno-Solutions Corp.	1,100	44,638	(a)
MasterCard Inc., Class A Shares	1,300	108,875
Total IT Services		185,671
Software — 2.6%
CDK Global Inc.	802	26,947	*
FireEye Inc.	2,000	67,980	*
Imperva Inc.	1,400	57,358	*
MicroStrategy Inc., Class A Shares	1,950	313,716	*(c)
Solarwinds Inc.	3,100	147,405	*
Total Software		613,406
Total Information Technology		1,119,327
Materials — 1.5%
Chemicals — 0.7%
Cytec Industries Inc.	1,110	51,759
Kuraray Co., Ltd.	4,200	49,298	(a)
Rockwood Holdings Inc.	228	17,536
Taminco Corp.	1,986	51,418	*
Total Chemicals		170,011
Construction Materials — 0.0%
Headwaters Inc.	238	3,022	*
Containers & Packaging — 0.7%
Berry Plastics Group Inc.	516	13,426	*
Owens-Illinois Inc.	6,337	163,305	*(b)
Total Containers & Packaging		176,731
Metals & Mining — 0.1%
Barrick Gold Corp.	917	10,885
Freeport-McMoRan Inc.	65	1,852
Total Metals & Mining		12,737
Total Materials		362,501
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.1%
Hellenic Telecommunications Organization SA	2,121	23,966	*(a)
Wireless Telecommunication Services — 0.1%
Tim Participacoes SA, ADR	783	21,548
Total Telecommunication Services		45,514

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	17

Consolidated schedule of investments (cont’d)

October 31, 2014

Permal Alternative Select Fund

Security			Shares	Value
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Vivint Solar Inc.			2,060	$29,005	*
Total Common Stocks (Cost — $7,240,145)				7,200,885

	Rate
Preferred Stocks — 0.7%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Campus Crest Communities Inc.	8.000%		600	15,348
Industrials — 0.6%
Marine — 0.6%
Diana Shipping Inc.	8.875%		6,000	155,520
Total Preferred Stocks (Cost — $162,885)				170,868

			Shares/Units
Master Limited Partnerships — 0.1%
Energy — 0.0%
PBF Logistics LP			192	4,729
Financials — 0.1%
Fortress Investment Group LLC, Class A Shares			4,165	31,321
Total Master Limited Partnerships (Cost — $37,683)				36,050

		Maturity Date	Face Amount
Convertible Bonds & Notes — 3.4%
Financials — 2.2%
Real Estate Investment Trusts (REITs) — 2.2%
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.500%	3/15/19	$15,000	14,794
Resource Capital Corp., Senior Notes	6.000%	12/1/18	150,000	147,562	(b)
Spirit Realty Capital Inc., Senior Notes	2.875%	5/15/19	120,000	118,726
Spirit Realty Capital Inc., Senior Notes	3.750%	5/15/21	95,000	94,407
Starwood Waypoint Residential Trust, Senior Notes	4.500%	10/15/17	10,000	10,444	(e)
Starwood Waypoint Residential Trust, Senior Notes	3.000%	7/1/19	150,000	146,813	(e)
Total Financials				532,746

See Notes to Consolidated Financial Statements.

18	Permal Alternative Select Fund 2014 Annual Report

Permal Alternative Select Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 1.2%
Electrical Equipment — 1.2%
SolarCity Corp., Senior Notes	2.750%	11/1/18	$5,000	$5,922
SolarCity Corp., Senior Notes	1.625%	11/1/19	275,000	268,125	(b)(e)
Total Industrials				274,047
Total Convertible Bonds & Notes (Cost — $809,376)				806,793
Corporate Bonds & Notes — 13.5%
Consumer Discretionary — 2.7%
Diversified Consumer Services — 0.8%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	55,000	55,137	(e)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	100,000	144,773	(e)
Total Diversified Consumer Services				199,910
Hotels, Restaurants & Leisure — 1.0%
Caesars Entertainment Operating Co. Inc., Secured Notes	10.000%	12/15/18	300,000	44,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	70,000	52,850
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	5,000	3,775
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	190,000	143,450
Total Hotels, Restaurants & Leisure				244,325
Media — 0.4%
iHeartCommunications Inc., Senior Secured Notes	9.000%	9/15/22	95,000	95,712	(e)
Specialty Retail — 0.4%
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	100,000	104,500	(e)
Textiles, Apparel & Luxury Goods — 0.1%
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	15,000	13,763	(e)
Total Consumer Discretionary				658,210
Consumer Staples — 0.7%
Food & Staples Retailing — 0.7%
New Albertsons Inc., Senior Bonds	7.750%	6/15/26	10,000	9,500
New Albertsons Inc., Senior Bonds	8.700%	5/1/30	10,000	9,900
New Albertsons Inc., Senior Bonds	8.000%	5/1/31	135,000	129,938
Safeway Inc., Senior Notes	3.950%	8/15/20	15,000	15,074
Safeway Inc., Senior Notes	4.750%	12/1/21	10,000	10,110
Total Consumer Staples				174,522
Energy — 1.9%
Oil, Gas & Consumable Fuels — 1.9%
Ridgebury Crude Tankers LLC, Senior Secured Bonds	7.625%	3/20/17	250,000	255,000	(f)
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., Senior Notes	6.000%	7/30/19	200,000	193,750
Total Energy				448,750

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	19

Consolidated schedule of investments (cont’d)

October 31, 2014

Permal Alternative Select Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 2.7%
Capital Markets — 1.4%
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	$70,000	$10,237	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	100,000	14,625	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	200,000	22,790	*(a)
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	100,000	14,875	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	57,000	8,336	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	50,000	7,313	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	124,000	18,135	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	50,000	7,313	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	345,000	50,887	*
Lehman Brothers Holdings Inc., Escrow Receipts	—	—	700,000	187,565	*
Total Capital Markets				342,076
Insurance — 1.3%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	275,000	316,594	(e)(g)
Total Financials				658,670
Industrials — 0.2%
Aerospace & Defense — 0.2%
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	55,000	55,894	(e)
Materials — 4.9%
Containers & Packaging — 0.3%
Tekni-Plex Inc., Senior Secured Notes	9.750%	6/1/19	75,000	82,312	(e)
Metals & Mining — 4.6%
Consolidated Minerals Ltd., Senior Secured Notes	8.000%	5/15/20	200,000	166,000	(e)
Evraz Inc., Senior Secured Notes	7.500%	11/15/19	185,000	188,700	(e)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	200,000	195,500	(e)
HudBay Minerals Inc., Senior Notes	9.500%	10/1/20	300,000	316,500	(b)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	245,000	226,625
Total Metals & Mining				1,093,325
Total Materials				1,175,637
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
T-Mobile USA Inc., Senior Notes	6.375%	3/1/25	80,000	82,400
Total Corporate Bonds & Notes (Cost — $3,393,855)				3,254,083
Municipal Bonds — 1.1%
Puerto Rico — 1.1%
Puerto Rico Public Buildings Authority Revenue, GTD Commonwealth, Qualified Zone Academy Bonds — Direct Payment (Cost — $263,647)	5.600%	7/1/30	350,000	254,362	(d)

See Notes to Consolidated Financial Statements.

20	Permal Alternative Select Fund 2014 Annual Report

Permal Alternative Select Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 1.2%
3-Month Euribor, Put @ $99.63		12/15/14	79	$619
Actavis PLC, Call @ $200.00		1/17/15	5	21,600
Avis Budget Group Inc., Call @ $50.00		1/15/16	29	36,395
Ebay Inc., Call @ $60.00		1/15/16	28	8,540
Eurodollar Futures, Call @ $99.00		12/14/15	3	2,456
Golar LNG Ltd., Call @ $60.00		1/15/16	26	27,040
L Brands Inc., Call @ $57.50		1/15/16	18	29,880
LinkedIn Corp., Call @ $180.00		1/17/15	5	23,450
LinkedIn Corp., Call @ $200.00		1/15/16	5	27,000
MasterCard Inc., Call @ $72.00		1/15/16	17	25,500
Michael Kors Holdings Ltd., Call @ $80.00		2/20/15	8	4,248
Michael Kors Holdings Ltd., Call @ $82.50		1/15/16	8	8,000
Netflix Inc., Call @ $400.00		1/15/16	5	30,445
Receptos Inc., Call @ $70.00		12/20/14	6	20,700
Schlumberger Ltd., Call @ $115.00		1/15/16	7	2,842
Starbucks Corp., Call @ $72.50		1/15/16	18	14,508
Total Purchased Options (Cost — $215,479)				283,223

			Rights
Rights — 0.0%
Rolls-Royce Holdings PLC (Cost — $205)			128,070	205	(a)

			Warrants
Warrants — 0.1%
Alpha Bank AE		12/10/17	2,952	4,735	*
Piraeus Bank SA		1/2/18	3,707	2,137	*
WL Ross Holding Corp.		8/5/19	10,000	8,137	*(d)(e)
Total Warrants (Cost — $19,918)				15,009
Total Investments before Short-Term Investments (Cost — $12,143,193)				12,021,478

	Rate		Face Amount
Short-Term Investments — 24.4%
State Street Institutional Investment Trust Treasury Plus Fund, Institutional Class	0.000%		$992,221	992,221
State Street Institutional Investment Trust Treasury Money Market Fund, Institutional Class	0.000%		4,542,748	4,542,748
State Street Institutional Liquid Reserves Fund, Premier Class	0.077%		340,692	340,692
Total Short-Term Investments (Cost — $5,875,661)				5,875,661
Total Investments — 74.4% (Cost — $18,018,854#)				17,897,139
Other Assets in Excess of Liabilities — 25.6%				6,142,970
Total Net Assets — 100.0%				$24,040,109

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	21

Consolidated schedule of investments (cont’d)

October 31, 2014

Permal Alternative Select Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(d)	Illiquid security (unaudited).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	The coupon payment on these securities is currently in default as of October 31, 2014.

#	Aggregate cost for federal income tax purposes is $18,206,560.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Consolidated Financial Statements.

22	Permal Alternative Select Fund 2014 Annual Report

Permal Alternative Select Fund

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (4.9)%
Consumer Discretionary — (0.3)%
Household Durables — (0.1)%
Sekisui House Ltd.	(2,500)	$(31,282	) (a)
Multiline Retail — (0.2)%
Takashimaya Co., Ltd.	(4,000)	(33,419	) (a)
Specialty Retail — (0.0)%
Five Below Inc.	(93)	(3,708	) *
Total Consumer Discretionary		(68,409)
Consumer Staples — (0.3)%
Food & Staples Retailing — (0.1)%
Sprouts Farmers Market Inc.	(923)	(26,868	) *
Household Products — (0.1)%
Spectrum Brands Holdings Inc.	(297)	(26,905)
Tobacco — (0.1)%
Reynolds American Inc.	(194)	(12,205)
Total Consumer Staples		(65,978)
Energy — (0.0)%
Oil, Gas & Consumable Fuels — (0.0)%
Athlon Energy Inc.	(132)	(7,696	) *
Financials — (0.1)%
Real Estate Investment Trusts (REITs) — (0.1)%
Starwood Waypoint Residential Trust	(724)	(18,954)
Health Care — (0.5)%
Health Care Equipment & Supplies — (0.5)%
Medtronic Inc.	(1,647)	(112,260)
Industrials — (0.5)%
Electrical Equipment — (0.5)%
SolarCity Corp.	(2,144)	(126,882	) *
Exchange-Traded Funds — (3.2)%
Nikkei 225 ETF	(212)	(32,708	) (a)
SPDR S&P 500 ETF Trust	(1,233)	(248,647)
SPDR S&P Midcap 400 ETF Trust	(966)	(249,344)
Vanguard Energy ETF	(1,063)	(133,821)
Vanguard FTSE Europe ETF	(2,112)	(114,407)
Total Exchange-Traded Funds		(778,927)
Total Securities Sold Short (Proceeds — $(1,184,709))		(1,179,106)

*	Non-income producing security.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	23

Consolidated schedule of investments (cont’d)

October 31, 2014

Permal Alternative Select Fund

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Avis Budget Group Inc., Call	1/15/16	$57.50	29	$25,375
Avis Budget Group Inc., Put	1/15/16	37.00	29	7,323
Ebay Inc., Call	1/15/16	70.00	28	3,122
Ebay Inc., Put	1/15/16	50.00	28	12,516
Golar LNG Ltd., Put	1/15/16	40.00	26	16,770
L Brands Inc., Call	1/15/16	67.50	18	17,550
L Brands Inc., Put	1/15/16	46.50	18	2,160
Market Vectors Gold Miners ETF, Put	1/17/15	35.00	16	27,968
Mastercard Inc., Call	1/15/16	82.00	17	14,960
Mastercard Inc., Put	1/15/16	62.00	17	2,746
Michael Kors Holdings Ltd., Call	2/20/15	95.00	8	920
Michael Kors Holdings Ltd., Call	1/15/16	100.00	8	3,864
Michael Kors Holdings Ltd., Put	2/20/15	65.00	8	1,224
Michael Kors Holdings Ltd., Put	1/15/16	55.00	8	2,080
Ralph Lauren Corp., Call	1/17/15	175.00	4	896
Ralph Lauren Corp., Put	1/17/15	140.00	4	210
Schlumberger Ltd., Put	1/15/16	85.00	7	3,913
Starbucks Corp., Call	1/15/16	82.50	18	6,912
Starbucks Corp., Put	1/15/16	60.00	18	3,851
Total Written Options (Premiums Received — $129,421)				$154,360

See Notes to Consolidated Financial Statements.

24	Permal Alternative Select Fund 2014 Annual Report

Consolidated statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $18,018,854)	$17,897,139
Cash	5,227,102
Deposits with brokers for securities sold short	1,122,547
Receivable for securities sold	561,846
Deposits with brokers for forward foreign currency contracts	301,500
Deposits with brokers for open written options	270,000
Deposits with brokers for open futures contracts	201,585
Unrealized appreciation on forward foreign currency contracts	148,515
Receivable from investment manager	141,885
Interest and dividends receivable	85,282
OTC swaps, at value	82,645
Receivable from broker — variation margin on open futures contracts	38,998
Foreign currency collateral for open futures contracts, at value (Cost — $14,429)	14,420
Receivable for open OTC swap contracts	9
Prepaid expenses	17,755
Total Assets	26,111,228

Liabilities:
Investments sold short, at value (proceeds received — $1,184,709)	1,179,106
Payable for securities purchased	302,835
Written options, at value (premiums received — $129,421)	154,360
Deposits from brokers for open futures contracts	110,676
OTC swaps, at value	95,891
Unrealized depreciation on forward foreign currency contracts	56,205
Payable for open OTC swap contracts	3,022
Dividend payable on securities sold short	2,336
Foreign currency overdraft, at value (Cost — $(2,238))	2,257
Service and/or distribution fees payable	1,711
Trustees’ fees payable	147
Prime broker fees payable	94
Accrued expenses and other liabilities	162,479
Total Liabilities	2,071,119
Total Net Assets	$24,040,109

Net Assets:
Par value (Note 6)	$24
Paid-in capital in excess of par value	23,688,877
Undistributed net investment income	52,336
Accumulated net realized gain on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	326,960
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(28,088)
Total Net Assets	$24,040,109

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	25

Consolidated statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	214,301
Class C	100,956
Class FI	198,000
Class I	1,873,877
Class IS	2,000

Net Asset Value:
Class A (and redemption price)	$10.05
Class C*	$9.99
Class FI (and redemption price)	$10.04
Class I (and redemption price)	$10.07
Class IS (and redemption price)	$10.07
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.66

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

26	Permal Alternative Select Fund 2014 Annual Report

Consolidated statement of operations

For the Period Ended October 31, 2014†

Investment Income:
Interest	$192,718
Dividends	64,137
Less: Foreign taxes withheld	(1,013)
Total Investment Income	255,842

Expenses:
Organization expenses (Note 1)	501,730
Investment management fee (Note 2)	326,597
Offering costs (Note 1)	305,275
Custody fees	232,812
Legal fees	99,465
Compliance fees	39,982
Shareholder reports	39,001
Audit and tax fees	33,251
Dividend expense on securities sold short	20,439
Commodity pool reports	18,958
Fund accounting fees	15,862
Administration fees (Notes 2 and 5)	15,470
Service and/or distribution fees (Notes 2 and 5)	14,576
Transfer agent fees (Note 5)	7,438
Registration fees	6,573
Interest expense on securities sold short	2,400
Trustees’ fees	1,238
Prime broker expense	655
Insurance	166
Miscellaneous expenses	6,509
Total Expenses	1,688,397
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,250,905)
Net Expenses	437,492
Net Investment Loss	(181,650)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	27

Consolidated statement of operations (cont’d)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	$292,912
Futures contracts	19,248
Written options	114,425
Securities sold short	(37,178)
Swap contracts	(97,304)
Foreign currency transactions	57,139
Net Realized Gain	349,242
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(121,715)
Futures contracts	33,837
Written options	(24,939)
Short sales	5,603
Swap contracts	(13,246)
Foreign currencies	92,372
Change in Net Unrealized Appreciation (Depreciation)	(28,088)
Net Gain on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	321,154
Increase in Net Assets from Operations	$139,504

†	For the period February 7, 2014 (inception date) to October 31, 2014.

See Notes to Consolidated Financial Statements.

28	Permal Alternative Select Fund 2014 Annual Report

Consolidated statement of changes in net assets

For the Period Ended October 31,	2014†

Operations:
Net investment loss	$(181,650)
Net realized gain	349,242
Change in net unrealized appreciation (depreciation)	(28,088)
Increase in Net Assets From Operations	139,504

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	23,906,052
Cost of shares repurchased	(5,447)
Increase in Net Assets From Fund Share Transactions	23,900,605
Increase in Net Assets	24,040,109

Net Assets:
Beginning of period	—
End of period*	$24,040,109
*Includes undistributed net investment income of:	$52,336

†	For the period February 7, 2014 (inception date) to October 31, 2014.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	29

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.09)
Net realized and unrealized gain	0.14
Total income from operations	0.05

Net asset value, end of period	$10.05
Total return[3]	0.40%

Net assets, end of period (000s)	$2,153

Ratios to average net assets:
Gross expenses[4]	10.22%
Net expenses[4,5,6,7]	2.78
Net investment loss[4]	(1.29)

Portfolio turnover rate	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class A shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

30	Permal Alternative Select Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.15)
Net realized and unrealized gain	0.14
Total loss from operations	(0.01)

Net asset value, end of period	$9.99
Total return[3]	(0.10)%

Net assets, end of period (000s)	$1,008

Ratios to average net assets:
Gross expenses[4]	11.00%
Net expenses[4,5,6,7]	3.57
Net investment loss[4]	(2.08)

Portfolio turnover rate	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class C shares did not exceed 3.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	31

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.10)
Net realized and unrealized gain	0.14
Total income from operations	0.04

Net asset value, end of period	$10.04
Total return[3]	0.40%

Net assets, end of period (000s)	$1,989

Ratios to average net assets:
Gross expenses[4]	10.24%
Net expenses[4,5,6,7]	2.81
Net investment loss[4]	(1.32)

Portfolio turnover rate	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class FI shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

32	Permal Alternative Select Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.07)
Net realized and unrealized gain	0.14
Total income from operations	0.07

Net asset value, end of period	$10.07
Total return[3]	0.70%

Net assets, end of period (000s)	$18,870

Ratios to average net assets:
Gross expenses[4]	9.67%
Net expenses[4,5,6,7]	2.44
Net investment loss[4]	(0.95)

Portfolio turnover rate	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class I shares did not exceed 2.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses may exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2014 Annual Report	33

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.07)
Net realized and unrealized gain	0.14
Total income from operations	0.07

Net asset value, end of period	$10.07
Total return[3]	0.70%

Net assets, end of period (000s)	$20

Ratios to average net assets:
Gross expenses[4]	10.13%
Net expenses[4,5,6,7]	2.44
Net investment loss[4]	(0.95)

Portfolio turnover rate	192%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 7, 2014 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class IS shares did not exceed 2.30%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

34	Permal Alternative Select Fund 2014 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

Permal Alternative Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, Permal Asset Management LLC (“Permal”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. Permal may also manage Fund assets directly.

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Fund. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Alternative Select Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are

Permal Alternative Select Fund 2014 Annual Report	35

Notes to consolidated financial statements (cont’d)

denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the

36	Permal Alternative Select Fund 2014 Annual Report

particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$2,252,798	$271,515	—	$2,524,313
Energy	1,045,502	38,615	—	1,084,117
Financials	111,993	11,036	—	123,029
Industrials	602,530	174,203	—	776,733
Information technology	1,042,531	76,796	—	1,119,327
Materials	313,203	49,298	—	362,501
Telecommunication services	21,548	23,966	—	45,514
Other common stocks	1,165,351	—	—	1,165,351
Preferred stocks	170,868	—	—	170,868
Master limited partnerships	36,050	—	—	36,050
Convertible bonds & notes	—	806,793	—	806,793
Corporate bonds & notes	—	3,254,083	—	3,254,083
Municipal bonds	—	254,362	—	254,362
Purchased options	189,908	93,315	—	283,223
Rights	—	205	—	205
Warrants	—	15,009	—	15,009
Total long-term investments	$6,952,282	$5,069,196	—	$12,021,478
Short-term investments†	5,875,661	—	—	5,875,661
Total investments	$12,827,943	$5,069,196	—	$17,897,139

Permal Alternative Select Fund 2014 Annual Report	37

Notes to consolidated financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$54,648	—	—	$54,648
Forward foreign currency contracts	—	$148,515	—	148,515
OTC total return swaps‡	—	82,645	—	82,645
Total other financial instruments	$54,648	$231,160	—	$285,808
Total	$12,882,591	$5,300,356	—	$18,182,947

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	$1,081,697	$97,409	—	$1,179,106
Written options	154,360	—	—	154,360
Futures contracts	20,811	—	—	20,811
Forward foreign currency contracts	—	56,205	—	56,205
OTC total return swaps‡	—	95,891	—	95,891
Total	$1,256,868	$249,505	—	$1,506,373

†	See Consolidated Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

For the period ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2014, securities valued at $645,429 and securities sold short valued at $97,409 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that Permal or a subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

38	Permal Alternative Select Fund 2014 Annual Report

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as

Permal Alternative Select Fund 2014 Annual Report	39

Notes to consolidated financial statements (cont’d)

unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a

40	Permal Alternative Select Fund 2014 Annual Report

closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

Permal Alternative Select Fund 2014 Annual Report	41

Notes to consolidated financial statements (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended October 31, 2014, see Note 4.

42	Permal Alternative Select Fund 2014 Annual Report

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

Permal Alternative Select Fund 2014 Annual Report	43

Notes to consolidated financial statements (cont’d)

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2014, the Fund held written options, forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $306,456. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

44	Permal Alternative Select Fund 2014 Annual Report

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(s) Offering costs. Costs incurred by the Fund in connection with commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(t) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$211,704	—	$(211,704)
(b)	22,282	$(22,282)	—

(a)	Reclassifications are due to non-deductible offering costs and non-deductible organization costs for tax purposes.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the treatment of swap contracts.

Permal Alternative Select Fund 2014 Annual Report	45

Notes to consolidated financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Permal Asset Management LLC (“Permal”) is the Fund’s investment manager. Apex Capital, LLC (“Apex”), Atlantic Investment Management, Inc. (“Atlantic”), BH-DG Systematic Trading LLC (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor) (“BH-DG”), River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) (“River Canyon”) and TT International (“TT”) are the Fund’s subadvisers. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Fund. Permal and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays Permal an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Fund’s average daily net assets. The Fund pays LMPFA an administration fee at an annual rate of 0.09% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) so that total annual operating expenses are not expected to exceed 2.70%, 3.45%, 2.70%, 2.45% and 2.30% for Class A, Class C, Class FI, Class I, and Class IS shares, respectively. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

During the period ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $1,250,905.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption

46	Permal Alternative Select Fund 2014 Annual Report

occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2014, LMIS and its affiliates did not retain any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended October 31, 2014.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,862,219
Sales	21,282,397

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$698,823
Gross unrealized depreciation	(1,008,244)
Net unrealized depreciation	$(309,421)

During the period ended October 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of February 7, 2014	—	—
Options written	1,177,039	$623,280
Options closed	(1,176,722)	(493,088)
Options exercised	—	—
Options expired	(8)	(771)
Written options, outstanding as of October 31, 2014	309	$129,421

At October 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Bankers Acceptance	2	9/15	$437,406	$437,758	$352
3-Month Euribor	18	3/17	5,624,804	5,625,641	837
90-Day Eurodollar	4	12/15	992,511	991,650	(861)
90-Day Eurodollar	5	3/16	1,235,389	1,236,563	1,174
90-Day Eurodollar	8	3/17	1,954,610	1,959,200	4,590

Permal Alternative Select Fund 2014 Annual Report	47

Notes to consolidated financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy: continued
90-Day Sterling	16	3/15	$3,173,405	$3,177,645	$4,240
90-Day Sterling	20	6/15	3,960,818	3,966,857	6,039
90-Day Sterling	18	9/15	3,564,116	3,564,413	297
90-Day Sterling	15	12/15	2,966,461	2,964,945	(1,516)
90-Day Sterling	10	9/16	1,960,541	1,967,032	6,491
E-Mini NASDAQ 100 Index	2	12/14	161,728	166,020	4,292
E-mini Nikkei 225 Index	8	12/14	112,535	117,445	4,910
E-mini S&P 500 Index	4	12/14	394,941	402,280	7,339
Gold 100 Ounce	1	12/14	130,605	117,160	(13,445)
H-shares Index	1	11/14	69,639	69,265	(374)
U.S. Treasury Long-Term Bonds	2	12/14	276,939	282,188	5,249
U.S. Treasury Ultra Long-Term Bonds	1	12/14	154,094	156,813	2,719
					32,333
Contracts to Sell:
Brent Crude	1	11/14	85,099	85,860	(761)
Corn	1	12/14	20,874	18,838	2,036
Euro Stoxx 50	6	12/14	231,716	233,161	(1,445)
Gas Oil	1	12/14	73,148	74,125	(977)
Natural Gas	1	11/14	37,298	38,730	(1,432)
RBOB Gasoline	1	11/14	90,702	90,208	494
Sugar No. 11	1	2/15	18,803	17,965	838
WTI Crude	1	11/14	82,418	80,540	1,878
Wheat	1	12/14	27,498	26,625	873
					1,504
Net unrealized appreciation on open futures contracts					$33,837

At October 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	100,787	USD	39,727	Deutsche Bank AG	11/4/14	$948
BRL	100,747	USD	39,727	Deutsche Bank AG	11/4/14	931
JPY	23,672,235	USD	216,200	Deutsche Bank AG	11/4/14	(5,452)
JPY	15,217,499	USD	143,400	Deutsche Bank AG	11/4/14	(7,923)
JPY	7,837,473	USD	71,500	Deutsche Bank AG	11/4/14	(1,725)
JPY	7,769,944	USD	71,800	Deutsche Bank AG	11/4/14	(2,626)
JPY	7,617,408	USD	71,700	Deutsche Bank AG	11/4/14	(3,884)
USD	28,700	JPY	3,076,309	Deutsche Bank AG	11/4/14	1,312
USD	50,300	JPY	5,382,158	Deutsche Bank AG	11/4/14	2,384
USD	71,800	JPY	7,644,474	Deutsche Bank AG	11/4/14	3,743
USD	71,800	JPY	7,645,120	Deutsche Bank AG	11/4/14	3,737
USD	71,800	JPY	7,645,773	Deutsche Bank AG	11/4/14	3,732

48	Permal Alternative Select Fund 2014 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	71,800	JPY	7,648,681	Deutsche Bank AG	11/4/14	$3,706
USD	81,626	BRL	201,534	Deutsche Bank AG	11/4/14	293
USD	100,600	JPY	10,880,201	Deutsche Bank AG	11/4/14	3,736
USD	107,800	JPY	11,630,812	Deutsche Bank AG	11/4/14	4,254
KRW	79,525,668	USD	75,771	Deutsche Bank AG	11/6/14	(1,366)
KRW	76,429,207	USD	71,832	Deutsche Bank AG	11/6/14	(324)
KRW	76,425,615	USD	71,832	Deutsche Bank AG	11/6/14	(327)
KRW	76,393,291	USD	71,832	Deutsche Bank AG	11/6/14	(357)
KRW	76,393,291	USD	71,832	Deutsche Bank AG	11/6/14	(357)
KRW	71,348,060	USD	68,194	Deutsche Bank AG	11/6/14	(1,440)
KRW	56,190,410	USD	53,040	Deutsche Bank AG	11/6/14	(467)
KRW	15,275,063	USD	14,408	Deutsche Bank AG	11/6/14	(116)
USD	71,513	KRW	76,140,199	Deutsche Bank AG	11/6/14	275
USD	71,807	KRW	76,683,221	Deutsche Bank AG	11/6/14	62
USD	215,125	KRW	228,376,557	Deutsche Bank AG	11/6/14	1,453
USD	216,204	KRW	231,846,307	Deutsche Bank AG	11/6/14	(715)
EUR	318,000	USD	400,021	Deutsche Bank AG	11/7/14	(1,511)
EUR	317,000	USD	398,520	Deutsche Bank AG	11/7/14	(1,264)
USD	79,300	ZAR	869,667	Deutsche Bank AG	11/7/14	491
USD	79,777	EUR	63,000	Deutsche Bank AG	11/7/14	1,654
USD	90,294	GBP	56,000	Deutsche Bank AG	11/7/14	713
USD	98,910	EUR	79,000	Deutsche Bank AG	11/7/14	(91)
USD	98,973	EUR	79,000	Deutsche Bank AG	11/7/14	(28)
USD	142,800	ZAR	1,551,265	Deutsche Bank AG	11/7/14	2,225
USD	150,373	EUR	119,000	Deutsche Bank AG	11/7/14	1,245
USD	149,718	EUR	119,000	Deutsche Bank AG	11/7/14	590
USD	197,938	EUR	158,000	Deutsche Bank AG	11/7/14	(64)
USD	198,894	EUR	158,000	Deutsche Bank AG	11/7/14	893
USD	198,846	EUR	158,000	Deutsche Bank AG	11/7/14	845
USD	201,141	EUR	159,000	Deutsche Bank AG	11/7/14	3,774
USD	199,660	EUR	159,000	Deutsche Bank AG	11/7/14	406
USD	199,651	EUR	159,000	Deutsche Bank AG	11/7/14	396
USD	398,401	EUR	317,000	Deutsche Bank AG	11/7/14	1,145
AUD	190,000	USD	167,525	Deutsche Bank AG	11/14/14	(441)
AUD	120,000	USD	106,305	Deutsche Bank AG	11/14/14	(778)
AUD	60,000	JPY	5,709,654	Deutsche Bank AG	11/14/14	1,928
AUD	60,000	JPY	5,742,006	Deutsche Bank AG	11/14/14	1,640
AUD	30,000	JPY	2,868,633	Deutsche Bank AG	11/14/14	842
AUD	10,000	JPY	949,895	Deutsche Bank AG	11/14/14	337
AUD	10,000	USD	8,799	Deutsche Bank AG	11/14/14	(5)
CAD	140,000	USD	123,569	Deutsche Bank AG	11/14/14	615
CAD	80,000	USD	71,184	Deutsche Bank AG	11/14/14	(221)

Permal Alternative Select Fund 2014 Annual Report	49

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	60,000	USD	53,669	Deutsche Bank AG	11/14/14	$(447)
CAD	10,000	USD	8,902	Deutsche Bank AG	11/14/14	(32)
CAD	10,000	USD	8,973	Deutsche Bank AG	11/14/14	(103)
CAD	10,000	USD	8,935	Deutsche Bank AG	11/14/14	(64)
EUR	150,000	USD	191,126	Deutsche Bank AG	11/14/14	(3,141)
EUR	120,000	USD	153,169	Deutsche Bank AG	11/14/14	(2,781)
GBP	10,000	USD	16,105	Deutsche Bank AG	11/14/14	(109)
GBP	10,000	USD	16,149	Deutsche Bank AG	11/14/14	(153)
JPY	17,000,000	USD	153,057	Deutsche Bank AG	11/14/14	(1,700)
JPY	977,239	AUD	10,000	Deutsche Bank AG	11/14/14	(93)
MXN	350,000	USD	25,792	Deutsche Bank AG	11/14/14	183
MXN	170,000	USD	12,654	Deutsche Bank AG	11/14/14	(38)
MXN	150,000	USD	11,110	Deutsche Bank AG	11/14/14	22
MXN	90,000	USD	6,701	Deutsche Bank AG	11/14/14	(22)
NOK	290,000	USD	43,850	Deutsche Bank AG	11/14/14	(870)
NOK	140,000	USD	20,633	Deutsche Bank AG	11/14/14	116
NOK	120,000	USD	17,856	Deutsche Bank AG	11/14/14	(71)
NOK	30,000	USD	4,511	Deutsche Bank AG	11/14/14	(65)
NOK	10,000	USD	1,512	Deutsche Bank AG	11/14/14	(30)
NZD	130,000	USD	102,449	Deutsche Bank AG	11/14/14	(1,212)
NZD	20,000	USD	15,852	Deutsche Bank AG	11/14/14	(277)
NZD	10,000	USD	7,794	Deutsche Bank AG	11/14/14	(7)
NZD	10,000	USD	7,827	Deutsche Bank AG	11/14/14	(40)
PLN	30,000	USD	9,002	Deutsche Bank AG	11/14/14	(102)
PLN	10,000	USD	3,017	Deutsche Bank AG	11/14/14	(50)
PLN	10,000	USD	3,021	Deutsche Bank AG	11/14/14	(54)
SEK	90,000	USD	12,231	Deutsche Bank AG	11/14/14	(43)
SEK	30,000	USD	4,052	Deutsche Bank AG	11/14/14	11
TRY	30,000	USD	13,522	Deutsche Bank AG	11/14/14	(59)
TRY	20,000	USD	8,937	Deutsche Bank AG	11/14/14	38
TRY	20,000	USD	9,082	Deutsche Bank AG	11/14/14	(106)
TRY	20,000	USD	8,983	Deutsche Bank AG	11/14/14	(8)
TRY	10,000	USD	4,525	Deutsche Bank AG	11/14/14	(37)
USD	1,373	SEK	10,000	Deutsche Bank AG	11/14/14	19
USD	1,363	SEK	10,000	Deutsche Bank AG	11/14/14	9
USD	1,363	SEK	10,000	Deutsche Bank AG	11/14/14	9
USD	1,351	SEK	10,000	Deutsche Bank AG	11/14/14	(4)
USD	1,511	NOK	10,000	Deutsche Bank AG	11/14/14	28
USD	1,481	MXN	20,000	Deutsche Bank AG	11/14/14	(3)
USD	2,131	JPY	230,000	Deutsche Bank AG	11/14/14	83
USD	2,739	SEK	20,000	Deutsche Bank AG	11/14/14	31
USD	2,976	NOK	20,000	Deutsche Bank AG	11/14/14	12

50	Permal Alternative Select Fund 2014 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,947	NOK	20,000	Deutsche Bank AG	11/14/14	$(17)
USD	4,523	ZAR	50,000	Deutsche Bank AG	11/14/14	(3)
USD	5,987	PLN	20,000	Deutsche Bank AG	11/14/14	54
USD	7,794	NZD	10,000	Deutsche Bank AG	11/14/14	6
USD	8,764	AUD	10,000	Deutsche Bank AG	11/14/14	(30)
USD	8,944	CAD	10,000	Deutsche Bank AG	11/14/14	74
USD	9,581	MXN	130,000	Deutsche Bank AG	11/14/14	(66)
USD	12,706	EUR	10,000	Deutsche Bank AG	11/14/14	174
USD	16,149	GBP	10,000	Deutsche Bank AG	11/14/14	153
USD	16,015	GBP	10,000	Deutsche Bank AG	11/14/14	20
USD	16,015	GBP	10,000	Deutsche Bank AG	11/14/14	20
USD	15,967	GBP	10,000	Deutsche Bank AG	11/14/14	(29)
USD	17,653	CAD	20,000	Deutsche Bank AG	11/14/14	(87)
USD	22,342	TRY	50,000	Deutsche Bank AG	11/14/14	(96)
USD	31,305	NZD	40,000	Deutsche Bank AG	11/14/14	155
USD	35,606	CAD	40,000	Deutsche Bank AG	11/14/14	125
USD	36,012	PLN	120,000	Deutsche Bank AG	11/14/14	413
USD	37,376	ZAR	410,000	Deutsche Bank AG	11/14/14	265
USD	51,142	JPY	5,580,000	Deutsche Bank AG	11/14/14	1,461
USD	52,791	AUD	60,000	Deutsche Bank AG	11/14/14	28
USD	75,025	EUR	60,000	Deutsche Bank AG	11/14/14	(169)
USD	81,462	JPY	8,800,000	Deutsche Bank AG	11/14/14	3,113
USD	101,953	SEK	750,000	Deutsche Bank AG	11/14/14	382
USD	108,362	MXN	1,470,000	Deutsche Bank AG	11/14/14	(733)
USD	244,354	NZD	310,000	Deutsche Bank AG	11/14/14	2,943
USD	249,572	NOK	1,650,000	Deutsche Bank AG	11/14/14	5,029
USD	429,145	EUR	340,000	Deutsche Bank AG	11/14/14	3,047
USD	533,983	CAD	600,000	Deutsche Bank AG	11/14/14	1,763
USD	599,664	AUD	680,000	Deutsche Bank AG	11/14/14	1,680
USD	612,045	GBP	380,000	Deutsche Bank AG	11/14/14	4,208
USD	1,002,764	JPY	108,240,000	Deutsche Bank AG	11/14/14	39,066
USD	1,194,162	EUR	940,000	Deutsche Bank AG	11/14/14	16,125
ZAR	370,000	USD	33,717	Deutsche Bank AG	11/14/14	(227)
ZAR	130,000	USD	11,944	Deutsche Bank AG	11/14/14	(177)
ZAR	60,000	USD	5,521	Deutsche Bank AG	11/14/14	(90)
ZAR	60,000	USD	5,428	Deutsche Bank AG	11/14/14	3
ZAR	40,000	USD	3,674	Deutsche Bank AG	11/14/14	(54)
BRL	139,705	USD	55,613	Deutsche Bank AG	12/2/14	284
BRL	101,538	USD	39,727	Deutsche Bank AG	12/2/14	899
CNH	680,156	USD	108,400	Deutsche Bank AG	12/11/14	2,243
CNH	452,997	USD	72,200	Deutsche Bank AG	12/11/14	1,490
USD	180,600	CNH	1,117,779	Deutsche Bank AG	12/11/14	(1,232)

Permal Alternative Select Fund 2014 Annual Report	51

Notes to consolidated financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	130,000	USD	55,492	Deutsche Bank AG	12/17/14	$(3,680)
BRL	20,000	USD	8,536	Deutsche Bank AG	12/17/14	(565)
BRL	20,000	USD	8,113	Deutsche Bank AG	12/17/14	(142)
BRL	10,000	USD	3,908	Deutsche Bank AG	12/17/14	78
BRL	10,000	USD	3,981	Deutsche Bank AG	12/17/14	4
BRL	10,000	USD	4,111	Deutsche Bank AG	12/17/14	(126)
BRL	10,000	USD	4,016	Deutsche Bank AG	12/17/14	(31)
BRL	10,000	USD	3,941	Deutsche Bank AG	12/17/14	44
BRL	10,000	USD	4,123	Deutsche Bank AG	12/17/14	(137)
BRL	10,000	USD	4,107	Deutsche Bank AG	12/17/14	(121)
BRL	10,000	USD	4,102	Deutsche Bank AG	12/17/14	(116)
INR	6,040,000	USD	98,132	Deutsche Bank AG	12/17/14	(643)
INR	1,690,000	USD	27,386	Deutsche Bank AG	12/17/14	(109)
INR	1,410,000	USD	22,889	Deutsche Bank AG	12/17/14	(131)
INR	1,060,000	USD	17,147	Deutsche Bank AG	12/17/14	(39)
INR	790,000	USD	12,814	Deutsche Bank AG	12/17/14	(64)
INR	570,000	USD	9,225	Deutsche Bank AG	12/17/14	(25)
INR	500,000	USD	8,048	Deutsche Bank AG	12/17/14	22
INR	420,000	USD	6,815	Deutsche Bank AG	12/17/14	(36)
INR	390,000	USD	6,315	Deutsche Bank AG	12/17/14	(20)
INR	380,000	USD	6,165	Deutsche Bank AG	12/17/14	(31)
INR	360,000	USD	5,846	Deutsche Bank AG	12/17/14	(35)
INR	340,000	USD	5,508	Deutsche Bank AG	12/17/14	(20)
INR	300,000	USD	4,867	Deutsche Bank AG	12/17/14	(25)
INR	220,000	USD	3,566	Deutsche Bank AG	12/17/14	(15)
INR	170,000	USD	2,752	Deutsche Bank AG	12/17/14	(8)
INR	130,000	USD	2,105	Deutsche Bank AG	12/17/14	(6)
INR	100,000	USD	1,628	Deutsche Bank AG	12/17/14	(14)
INR	80,000	USD	1,291	Deutsche Bank AG	12/17/14	—
INR	110,000	USD	1,767	Deutsche Bank AG	12/17/14	9
RUB	200,000	USD	5,285	Deutsche Bank AG	12/17/14	(691)
RUB	80,000	USD	2,042	Deutsche Bank AG	12/17/14	(205)
USD	1,466	INR	90,000	Deutsche Bank AG	12/17/14	13
USD	1,617	INR	100,000	Deutsche Bank AG	12/17/14	3
USD	1,780	INR	110,000	Deutsche Bank AG	12/17/14	4
USD	1,768	INR	110,000	Deutsche Bank AG	12/17/14	(7)
USD	1,935	INR	120,000	Deutsche Bank AG	12/17/14	(2)
USD	3,426	RUB	130,000	Deutsche Bank AG	12/17/14	440
USD	3,231	INR	200,000	Deutsche Bank AG	12/17/14	3
USD	4,249	BRL	10,000	Deutsche Bank AG	12/17/14	263
USD	4,257	BRL	10,000	Deutsche Bank AG	12/17/14	272
USD	4,165	BRL	10,000	Deutsche Bank AG	12/17/14	180

52	Permal Alternative Select Fund 2014 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,182	BRL	10,000	Deutsche Bank AG	12/17/14	$197
USD	4,113	BRL	10,000	Deutsche Bank AG	12/17/14	128
USD	4,137	BRL	10,000	Deutsche Bank AG	12/17/14	151
USD	3,988	BRL	10,000	Deutsche Bank AG	12/17/14	2
USD	4,055	BRL	10,000	Deutsche Bank AG	12/17/14	69
USD	4,055	BRL	10,000	Deutsche Bank AG	12/17/14	69
USD	4,046	BRL	10,000	Deutsche Bank AG	12/17/14	61
USD	3,982	BRL	10,000	Deutsche Bank AG	12/17/14	(4)
USD	3,976	BRL	10,000	Deutsche Bank AG	12/17/14	(9)
USD	3,961	BRL	10,000	Deutsche Bank AG	12/17/14	(25)
USD	6,951	INR	430,000	Deutsche Bank AG	12/17/14	10
USD	8,122	RUB	310,000	Deutsche Bank AG	12/17/14	1,002
USD	8,354	BRL	20,000	Deutsche Bank AG	12/17/14	382
USD	8,139	BRL	20,000	Deutsche Bank AG	12/17/14	168
USD	8,535	INR	530,000	Deutsche Bank AG	12/17/14	(19)
USD	9,853	INR	610,000	Deutsche Bank AG	12/17/14	7
USD	10,026	INR	620,000	Deutsche Bank AG	12/17/14	18
USD	9,902	INR	620,000	Deutsche Bank AG	12/17/14	(105)
USD	12,569	BRL	30,000	Deutsche Bank AG	12/17/14	612
USD	12,957	INR	810,000	Deutsche Bank AG	12/17/14	(117)
USD	16,389	INR	1,020,000	Deutsche Bank AG	12/17/14	(74)
USD	17,392	INR	1,080,000	Deutsche Bank AG	12/17/14	(40)
USD	24,938	INR	1,550,000	Deutsche Bank AG	12/17/14	(80)
USD	31,926	RUB	1,210,000	Deutsche Bank AG	12/17/14	4,135
USD	29,885	BRL	70,000	Deutsche Bank AG	12/17/14	1,986
USD	28,794	INR	1,780,000	Deutsche Bank AG	12/17/14	64
USD	36,745	INR	2,290,000	Deutsche Bank AG	12/17/14	(216)
CNH	1,849,393	USD	298,800	Deutsche Bank AG	1/12/15	1,273
CNY	2,208,368	USD	359,026	Deutsche Bank AG	1/12/15	181
USD	149,400	CNH	925,787	Deutsche Bank AG	1/12/15	(814)
USD	149,400	CNH	926,131	Deutsche Bank AG	1/12/15	(869)
Total						$92,310

Permal Alternative Select Fund 2014 Annual Report	53

Notes to consolidated financial statements (cont’d)

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Yuan Renminbi (offshore)
CNY	— Yuan Renminbi (onshore)
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At October 31, 2014, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*	Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (Europe) Ltd.	$42,700	5/29/2015	1-Month LIBOR plus 30 basis points	Community Health Systems Inc.†	—	$6,058
Credit Suisse Securities (Europe) Ltd.	20,105	5/29/2015	1-Month LIBOR plus 30 basis points	Time Warner Inc.†	—	(1,350)
Credit Suisse Securities (Europe) Ltd.	63,301	5/29/2015	1-Month LIBOR plus 30 basis points	Chimera Investment Corp.†	—	(1,775)
Credit Suisse Securities (Europe) Ltd.	65,874	5/29/2015	1-Month LIBOR plus 30 basis points	Blackstone Group LP†	—	(4,730)
Credit Suisse Securities (Europe) Ltd.	29,831	5/29/2015	1-Month LIBOR plus 30 basis points	Freeport-McMoRan Inc.†	—	(6,803)
Credit Suisse Securities (Europe) Ltd.	67,185	5/29/2015	1-Month LIBOR plus 30 basis points	Apollo Global Management LLC†	—	(8,148)
Credit Suisse Securities (Europe) Ltd.	60,520	5/29/2015	1-Month LIBOR plus 30 basis points	Campus Crest Communities Inc.†	—	(12,317)
Credit Suisse Securities (Europe) Ltd.	5,217	5/29/2015	1-Month LIBOR	Northern Tier Energy LP†	—	109
Credit Suisse Securities (Europe) Ltd.	27,927	6/22/2015	1-Month LIBOR plus 30 basis points	Apple Inc.†	—	7,929
Credit Suisse Securities (Europe) Ltd.	66,948	6/22/2015	1-Month LIBOR plus 30 basis points	Brookdale Senior Living Inc.†	—	6,135
Credit Suisse Securities (Europe) Ltd.	64,517	6/22/2015	1-Month LIBOR plus 30 basis points	Ally Financial Inc.†	—	(4,248)
Credit Suisse Securities (Europe) Ltd.	76,512	6/22/2015	1-Month LIBOR plus 30 basis points	AMBAC Financial Group Inc.†	—	(16,703)

54	Permal Alternative Select Fund 2014 Annual Report

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (Europe) Ltd.	30,788	EUR	8/13/2015	1-Month LIBOR plus 30 basis points	JC Decaux SA†	—	$(5,378)
Credit Suisse Securities (Europe) Ltd.	432,520		11/30/2015	1-Month LIBOR	Covidien PLC†	—	40,957
Credit Suisse Securities (Europe) Ltd.	44,108		11/30/2015	1-Month LIBOR plus 30 basis points	Marathon Petroleum Corp.†	—	3,251
Credit Suisse Securities (Europe) Ltd.	64,633		11/30/2015	1-Month LIBOR plus 30 basis points	Brookdale Senior Living Inc.†	—	2,989
Credit Suisse Securities (Europe) Ltd.	65,988		11/30/2015	1-Month LIBOR plus 30 basis points	Comcast Corp.†	—	1,926
Credit Suisse Securities (Europe) Ltd.	31,764		11/30/2015	1-Month LIBOR plus 30 basis points	EQT Corp.†	—	868
Credit Suisse Securities (Europe) Ltd.	70,462		11/30/2015	1-Month LIBOR plus 30 basis points	EP Energy Corp.†	—	(11,609)
Credit Suisse Securities (Europe) Ltd.	38,415		11/30/2015	1-Month LIBOR plus 30 basis points	CBS Corp.†	—	2,196
Credit Suisse Securities (Europe) Ltd.	388		11/30/2015	1-Month LIBOR plus 55 basis points	MarkWest Energy Partners LP†	—	32
Credit Suisse Securities (Europe) Ltd.	3,559	GBP	2/11/2016	1-Month LIBOR plus 35 basis points	Inmarsat PLC†	—	(215)
Credit Suisse Securities (Europe) Ltd.	32,301	GBP	2/13/2019	1-Month LIBOR plus 35 basis points	Inmarsat PLC†	—	(1,289)
Credit Suisse Securities (Europe) Ltd.	200,194		11/30/2015	Medtronic Inc.†	1-Month LIBOR	—	(21,326)
Morgan Stanley Capital Services LLC	2,193,162		2/16/2016	Apex R2 basket†‡	USD-Federal Funds-H.15	—	10,195
Total							$(13,246)

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

‡	Custom equity basket of securities intended to perform in correlation to the Russell 2000 Index.

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at October 31, 2014.

Permal Alternative Select Fund 2014 Annual Report	55

Notes to consolidated financial statements (cont’d)

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[2]	$3,075	—	—	$280,148	$283,223
Futures contracts[3]	31,988	—	$6,119	16,541	54,648
OTC swap contracts[4]	—	—	—	82,645	82,645
Forward foreign currency contracts	—	$148,515	—	—	148,515
Total	$35,063	$148,515	$6,119	$379,334	$569,031

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Written options	—	—	—	$154,360	$154,360
Futures contracts[3]	$2,377	—	$16,615	1,819	20,811
OTC swap contracts[4]	—	—	—	95,891	95,891
Forward foreign currency contracts	—	$56,205	—	—	56,205
Total	$2,377	$56,205	$16,615	$252,070	$327,267

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended October 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	—	$(19,786)	—	$(26,719)	$(46,505)
Written options	$847	1,363	—	112,215	114,425
Futures contracts	14,712	—	$31,840	(27,304)	19,248
Swap contracts	—	—	—	(97,304)	(97,304)
Forward foreign currency contracts[2]	—	43,421	—	—	43,421
Total	$15,559	$24,998	$31,840	$(39,112)	$33,285

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

56	Permal Alternative Select Fund 2014 Annual Report

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Equity Risk	Total
Purchased options[1]	$(2,501)	—	—	$70,245	$67,744
Written options	—	—	—	(24,939)	(24,939)
Futures contracts	29,611	—	$(10,496)	14,722	33,837
Swap contracts	—	—	—	(13,246)	(13,246)
Forward foreign currency contracts[2]	—	$92,310	—	—	92,310
Total	$27,110	$92,310	$(10,496)	$46,782	$155,706

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the period ended October 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$286,834
Written options	153,480
Futures contracts (to buy)	16,836,617
Futures contracts (to sell)	2,339,986
Forward foreign currency contracts (to buy)	7,296,623
Forward foreign currency contracts (to sell)	7,189,374

Average Notional Balance
Total return swap contracts	$3,005,512

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$283,223	—	$283,223
Futures contracts[5]	38,998	$(38,998)	—
OTC swap contracts	82,645	—	82,645
Forward foreign currency contracts	148,515	—	148,515
Total	$553,381	$(38,998)	$514,383

Permal Alternative Select Fund 2014 Annual Report	57

Notes to consolidated financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,6]	Net Amount
Written options	$154,360	$(154,360)	—
OTC swap contracts	95,891	(95,891)	—
Forward foreign currency contracts	56,205	(56,205)	—
Total	$306,456	$(306,456)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Asset and Liabilities.

[5]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[6]	See the accompanying Consolidated Schedule of Investments for securities pledged as collateral for certain derivatives.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the period ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A†	$3,702	$1,737
Class C†	7,274	890
Class FI†	3,600	1,721
Class I†	—	3,052
Class IS†	—	38
Total	$14,576	$7,438

†	For the period February 7, 2014 (inception date) to October 31, 2014.

58	Permal Alternative Select Fund 2014 Annual Report

For the period ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements‡
Class A†	$110,258
Class C†	54,077
Class FI†	107,022
Class I†	978,427
Class IS†	1,121
Total	$1,250,905

†	For the period February 7, 2014 (inception date) to October 31, 2014.

‡	Includes administration fees waived in the amount of $15,470.

6. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended October 31, 2014†
	Shares	Amount
Class A
Shares sold	214,301	$2,145,051
Net increase	214,301	$2,145,051

Class C
Shares sold	101,308	$1,013,177
Shares repurchased	(352)	(3,500)
Net increase	100,956	$1,009,677

Class FI
Shares sold	198,018	$1,980,230
Shares repurchased	(18)	(179)
Net increase	198,000	$1,980,051

Class I
Shares sold	1,874,058	$18,747,593
Shares repurchased	(181)	(1,768)
Net increase	1,873,877	$18,745,825

Class IS
Shares sold	2,000	$20,001
Net increase	2,000	$20,001

†	For the period February 7, 2014 (inception date) to October 31, 2014.

Permal Alternative Select Fund 2014 Annual Report	59

Notes to consolidated financial statements (cont’d)

7. Income tax information and distributions to shareholders

Subsequent to the period end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gain	Long-Term Capital Gain
12/9/2014 12/10/2014	$0.200480	$0.018830

The Fund did not make any distributions during the period ended October 31, 2014.

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$651,363
Undistributed long-term capital gains — net	46,668
Total undistributed earnings	$698,031
Other book/tax temporary differences(a)	(131,029)
Unrealized appreciation (depreciation)(b)	(215,794)
Total accumulated earnings (losses) — net	$351,208

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the basis of partnership interests.

60	Permal Alternative Select Fund 2014 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Permal Alternative Select Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the consolidated schedule of investments, as of October 31, 2014, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the period from February 7, 2014 (inception date) to October 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Permal Alternative Select Fund as of October 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from February 7, 2014 (inception date) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2014

Permal Alternative Select Fund 2014 Annual Report	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Alternative Select Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

62	Permal Alternative Select Fund

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Permal Alternative Select Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

64	Permal Alternative Select Fund

Interested Trustee and Officer
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Permal Alternative Select Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

66	Permal Alternative Select Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Permal Alternative Select Fund	67

Permal Alternative Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Permal Asset Management LLC

Subadvisers

Apex Capital, LLC

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

River Canyon Fund Management LLC

TT International

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Permal Alternative Select Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Select Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML107351 12/14 SR14-2379

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,952 in 2013 and $352,765 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29,411 in 2013 and $7,255 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $83,650 in 2013 and $41,360 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $9,150 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014